UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 27, 2022 (June 24, 2022)

Date of Report (date of earliest event reported)

UpHealth, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38924	83-3838045
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

14000 S. Military Trail, Suite 203

Delray Beach, FL 33484

(Address of principal executive offices)

(312) 618-1322

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPH.BC	New York Stock Exchange
Redeemable Warrants, exercisable for one share of Common Stock at an exercise price of $11.50 per share	UPH.WS.BC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On June 27, 2022, UpHealth, Inc. (the “Company”) issued a press release regarding the June 24, 2022 ruling of the Court of Chancery of the State of Delaware in the case entitled Jeffery R. Bray and Chirinjeev Kathuria v. Avi Katz, et al., and UpHealth, Inc., C.A. No. 2022-0489-LWW. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Participants in the Solicitation

The Company and its respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from the Company’s stockholders in respect of the matters noticed for the 2022 Annual Meeting of Stockholders in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on May 31, 2022 (the “Proxy Statement”). Information regarding the Company’s directors and executive officers is available in the Proxy Statement.

Additional Information and Where to Find It

In connection with the 2022 Annual Meeting of Stockholders and the matters noticed for the 2022 Annual Meeting of Stockholders in the Proxy Statement, the Company has filed with the SEC and mailed the Proxy Statement to its stockholders. This Current Report does not contain all the information that should be considered in respect of the matters noticed for the 2022 Annual Meeting of Stockholders in the Proxy Statement, and additional information is described in the Proxy Statement. The Proxy Statement and other relevant materials for the 2022 Annual Meeting of Stockholders has been mailed to stockholders of the Company as of a record date established for voting at the 2022 Annual Meeting of Stockholders.

Stockholders may also obtain a copy of the Proxy Statement, as well as other documents filed by the Company with the SEC without charge, at the SEC’s website located at www.sec.gov.

No Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the matters noticed for the 2022 Annual Meeting of Stockholders in the Proxy Statement.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, the 2022 annual meeting of stockholders and ongoing litigation involving the directors. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this communication are based on certain assumptions and analyses made by the management of UpHealth in light of their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on UpHealth as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting UpHealth will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including uncertainty regarding the outcome of litigation. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Item

99.1	Press Release dated June 27, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2022

	By:	/s/ Dr. Ramesh Balakrishnan
	Name:	Dr. Ramesh Balakrishnan
	Title:	Chief Executive Officer